UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02363
                                   ---------

                      CORNERSTONE TOTAL RETURN FUND, INC.
                       -----------------------------------
               (Exact name of registrant as specified in charter)

383 MADISON AVENUE,            NEW YORK, NY                          10179
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                  Jodi B. Levine 383 MADISON AVE, NEW YORK, NY
                 ----------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-272-3550
                                                    ------------

Date of fiscal year end:   DECEMBER 31, 2003
                           ------------------

Date of reporting period:    JANUARY 1, 2003 THROUGH DECEMBER 31, 2003
                             ------------------------------------------



     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).




                                CORNERSTONE TOTAL
                                RETURN FUND, INC.























                                DECEMBER 31, 2003

                This update contains the following two documents:

                        o Letter from the Fund's Chairman
                        o Annual Report to Shareholders

LETTER FROM THE FUND'S CHAIRMAN
                                                                January 23, 2004

Dear Fellow Shareholders:

We present the following annual report for Cornerstone Total Return Fund, Inc. (the "Fund"), covering the year ended December 31, 2003. At the end of the year, the Fund's net assets were $65.6 million and the Net Asset Value ("NAV") per share was $13.89. The share price closed at $17.95 and the Fund's price discount to NAV improved from 11.9% at the beginning of the year to a premium of 29.2% at the end. After reflecting the reinvestment of monthly distributions totaling $1.99 per share, the Fund achieved a total investment return at market value of 82.96% for the year ended December 31, 2003.

CREATING VALUE

The Fund, under the direction of its Board, has made substantial progress in creating value for its shareholders. A focus on reducing expenses, combined with the voluntary waiver of a portion of management fees by the Fund's investment manager, held the overall expense ratio to 1.2% for the year.

Since the beginning of 2002, the Fund has maintained an aggressive fixed, monthly distribution policy designed to provide significant flexibility to all of the Fund's shareholders. It is our belief that shareholders are well served by this policy that provides regular distributions in both up and down markets. We are proud of this innovative concept and believe it has contributed significantly to the Fund's positive performance.

Over the long-run, a well-managed, diversified equity portfolio provides the best risk/reward tradeoff for many investors. Long-term equity returns are generally found to be higher than those with fixed-income or balanced programs and favorable tax treatment on capital gains makes the net returns even better for taxable investors. The Fund's distribution policy recognizes that many investors are willing to accept the potentially higher asset volatility in this approach, but would prefer that stable distributions were available to them each year to either reinvest or utilize for other purposes of their choosing.

Shortly after the end of the year, it is determined what portion of these distributions is attributable to income, capital gains, or return-of-capital. This year, the Fund's asset base grew even though a large portion of the year's distribution was classified as a tax favored return-of-capital. It is important for shareholders to consult their tax advisor on proper recognition of the return-of-capital distributions with regard to the cost basis of their shares.

Each shareholder has the option to receive their distributions in cash or new shares of the Fund and may change this election whenever they wish. It is a goal that long-term investment returns will exceed the level of distributions, but there is no guarantee that this goal will be met. If the amount of distributions taken in cash exceeds the total investment return of the Fund, the assets of the Fund will decline. If the total investment return of the Fund exceeds the amount of cash distributions, as it did in 2003, the assets of the

Fund will increase. The distributions of those who chose to reinvest in 2003 participated in the Fund's strong




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                                       1

--------------------------------------------------------------------------------


market performance. We encourage you to consider the reinvestment option for your distributions from the Fund.

ECONOMIC AND MARKET SUMMARY

After wading through early concerns surrounding the war in Iraq, the global economy performed much better than expected a year ago. The major market indices also closed out 2003 strongly positive. In addition to good global news, stocks responded to a fast-recovering economy, benign inflation, and rising profits. In a reversal of the situation for 2002, almost every area of the U.S. equity market was up at the end of 2003. Tax cuts, increased government spending, and the Federal Reserve's accommodative policy toward low interest rates all contributed to boost economic activity. The U.S. economy seemed to be running wide-open as the GDP grew at an almost unheard of annualized rate of 8.2% in the third quarter.

In spite of all the good news, both the U.S. economy and the markets face risk. Stimulus may generate enough growth to reawaken inflation concerns and lead to increased interest rates. Prices for many equities, which are high relative to earnings, may be vulnerable to even small disappointments. Significantly, the unemployment level remained surprisingly high, though it dropped near the end of the year. In spite of this, consumer confidence continues to improve as many continue to anticipate job growth.

PORTFOLIO PERFORMANCE

Following a broadly diversified approach, the Fund's portfolio performed well in this year's market climb, turning in double digit performance and comparing well with its benchmark S&P 500 Index return of 28.7%. We believe that this approach has served well through both up and down markets of recent years and will continue to benefit the Fund and its stockholders for the long-term.

The investment manager attempts to enhance portfolio performance by taking advantage of temporary and occasional pricing inefficiencies in certain securities. To that end, the percentage of the portfolio represented by discounted closed-end funds increased. The availability and magnitude of such opportunities are unpredictable, and therefore, their effect on possible portfolio out-performance may vary considerably from year to year.


--------------------------------------------------------------------------------

LETTER FROM THE FUND'S CHAIRMAN (CONCLUDED)

The Fund's Board of Directors, its officers, and its investment manager are mindful of the trust that the Fund's shareholders have placed in us. We know you have a choice, we appreciate your support, and we look forward to continuing our service to you in the future.


Sincerely,

/s/ Ralph W. Bradshaw
---------------------
Ralph W. Bradshaw
Chairman







IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKETS, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.


--------------------------------------------------------------------------------
THIS LETTER FROM THE FUND'S CHAIRMAN IS NOT A PART OF THE ANNUAL REPORT TO SHAREHOLDERS THAT FOLLOWS.

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------



                                CORNERSTONE TOTAL
                                RETURN FUND, INC.



















                                  ANNUAL REPORT
                                DECEMBER 31, 2003

--------------------------------------------------------------------------------

CONTENTS

Portfolio Summary .......................................................     1
Schedule of Investments .................................................     2
Statement of Assets and Liabilities .....................................     7
Statement of Operations .................................................     8
Statement of Changes in Net Assets ......................................     9
Financial Highlights ....................................................    10
Notes to Financial Statements ...........................................    11
Report of Independent Accountants .......................................    15
Tax Information .........................................................    16
Additional Information Regarding the Fund's Directors and Officers ......    17
Description of Dividend Reinvestment Plan ...............................    20
Summary of General Information ..........................................    22
Shareholder Information .................................................    22
Privacy Policy Notice ...................................................    23



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------


TOP TEN, BY SECTOR
                                                               Percent of
       Sector                                                  Net Assets
------ ------------------------------------------------------ -----------
    1. Financials                                                20.1
------ ------------------------------------------------------ -----------
    2. Information Technology                                    16.9
------ ------------------------------------------------------ -----------
    3. Consumer Discretionary                                    13.0
------ ------------------------------------------------------ -----------
    4. Healthcare                                                12.1
------ ------------------------------------------------------ -----------
    5. Industrials                                               11.2
------ ------------------------------------------------------ -----------
    6. Consumer Staples                                           8.3
------ ------------------------------------------------------ -----------
    7. Energy                                                     5.4
------ ------------------------------------------------------ -----------
    8. Telecommunication Services                                 3.1
------ ------------------------------------------------------ -----------
    9. Closed-End Domestic Funds                                  3.0
------ ------------------------------------------------------ -----------
   10. Utilities                                                  2.5
------ ------------------------------------------------------ -----------

TOP TEN HOLDINGS, BY ISSUER
                                                                   Percent of
      Holding                                 Sector               Net Assets
----- ------------------------------------------------------------- ---------
   1. Microsoft Corp. Information Technology                            3.3
----- ------------------------------------------------------------- ---------
   2. General Electric Co. Industrials                                  3.3
----- ------------------------------------------------------------- ---------
   3. Exxon Mobil Corp. Energy                                          2.9
----- ------------------------------------------------------------- ---------
   4. Pfizer Inc. Healthcare                                            2.6
----- ------------------------------------------------------------- ---------
   5. Citigroup Inc. Financials                                         2.4
----- ------------------------------------------------------------- ---------
   6. Tri-Continental Corp. Closed-End Domestic Funds                   2.4
----- ------------------------------------------------------------- ---------
   7. Wal-Mart Stores, Inc. Consumer Discretionary                      2.3
----- ------------------------------------------------------------- ---------
   8. Intel Corp. Information Technology                                2.2
----- ------------------------------------------------------------- ---------
   9. American International Group, Inc. Financials                     2.2
----- ------------------------------------------------------------- ---------
  10. International Business Machines Corp. Information Technology      2.0
----- ------------------------------------------------------------- ---------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - December 31, 2003
--------------------------------------------------------------------------------
                                                          No. of       Value
Description                                               Shares      (Note A)
--------------------------------------------------------------------------------

EQUITY SECURITIES - 99.07%
UNITED STATES - 97.99%
CLOSED-END DOMESTIC FUNDS - 2.95%
Gabelli Global Multimedia
 Trust, Inc.+                                            9,700      $    87,979
Tri-Continental Corp.                                   96,000        1,574,400
Zweig Fund, Inc.                                        55,300          270,970
                                                                    -----------
                                                                      1,933,349
                                                                    -----------
CONSUMER DISCRETIONARY - 13.02%
Bed Bath & Beyond Inc.+                                  2,500          108,375
Best Buy Co., Inc.                                       2,500          130,600
Carnival Corp.                                           5,300          210,569
Clear Channel
    Communications, Inc.                                 2,700          126,441
Comcast Corp., Class A+                                  8,508          279,658
Comcast Corp.,
    Special Class A +                                    7,500          234,600
Costco Wholesale Corp.+                                  4,600          171,028
CVS Corp.                                                2,500           90,300
Dana Corp.                                               2,500           45,875
Delphi Corp.                                             5,100           52,071
Eastman Kodak Co.                                        2,500           64,175
Federated Department Stores, Inc.                        2,500          117,825
Ford Motor Co.                                          15,200          243,200
Fortune Brands, Inc.                                     2,500          178,725
Gannett Co., Inc.                                        2,500          222,900
Gap, Inc. (The)                                          6,900          160,149
General Motors Corp.                                     5,000          267,000
Harley-Davidson, Inc.                                    2,500          118,825
Harrah's Entertainment, Inc.                             2,500          124,425
Hilton Hotels Corp.                                      5,000           85,650
Home Depot, Inc. (The)                                  17,800          631,722
Kohl's Corp.+                                            2,500          112,350
Limited Brands                                           4,500           81,135


--------------------------------------------------------------------------------
                                                    No. of              Value
 Description                                        Shares             (Note A)
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
Lowe's Companies, Inc.                                   6,200        $ 343,418
Mattel, Inc.                                             4,500           86,715
May Department Stores Co. (The)                          2,500           72,675
McDonald's Corp.                                        10,600          263,198
Monsanto Co.                                             1,773           51,027
Office Depot, Inc. +                                     2,500           41,775
Omnicom Group Inc.                                       1,500          130,995
Reebok International Ltd.                                2,500           98,300
Sears, Roebuck & Co.                                     2,500          113,725
Staples, Inc.+                                           4,600          125,580
Starbucks Corp.+                                         2,500           82,650
Target Corp.                                             7,100          272,640
Time Warner Inc.+                                       31,500          566,684
TJX Companies, Inc. (The)                                4,000           88,200
Viacom Inc., non-voting Class B                          9,000          399,420
Wal-Mart Stores, Inc.                                   28,900        1,533,145
Walt Disney Co. (The)                                   14,200          331,286
Yum! Brands, Inc.+                                       2,500           86,000
                                                                    -----------
                                                                      8,545,031
                                                                    -----------
CONSUMER STAPLES - 8.26%
Albertson's, Inc.                                        2,500           56,625
Altria Group, Inc.                                      13,200          718,344
Anheuser-Busch Companies, Inc.                           6,200          326,616
Archer-Daniels-Midland Co.                               5,650           85,993
Campbell Soup Co.                                        3,200           85,760
Coca-Cola Co. (The)                                     16,000          812,000
Coca-Cola Enterprises Inc.                               2,500           54,675
Colgate-Palmolive Co.                                    5,100          255,255
ConAgra Foods, Inc.                                      2,500           65,975
General Mills, Inc.                                      2,500          113,250
Gillette Co. (The)                                       8,600          315,878
H.J. Heinz Co.                                           2,700           98,361
Kimberly-Clark Corp.                                     5,000          295,450



                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                        2

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - December 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                                       No. of            Value
Description                                            Shares          (Note A)
--------------------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
Kroger Co. (The)+                                        6,600        $ 122,166
PepsiCo, Inc.                                           12,600          587,412
Procter & Gamble Co. (The)                               7,500          749,100
Safeway Inc.+                                            4,900          107,359
Sara Lee Corp.                                           6,300          136,773
Walgreen Co.                                             8,100          294,678
Wm. Wrigley Jr. Co.                                      2,500          140,525
                                                                    -----------
                                                                      5,422,195
                                                                    -----------

ENERGY - 5.41%
Anadarko Petroleum Corp.                                 2,500          127,525
CenterPoint Energy, Inc.                                 5,700           55,233
ChevronTexaco Corp.                                      8,302          717,210
ConocoPhillips                                           3,669          240,576
El Paso Corp.                                            2,500           20,475
Exxon Mobil Corp.                                       46,500        1,906,500
Marathon Oil Corp.                                       2,500           82,725
Reliant Resources, Inc.+                                 4,494           33,076
Schlumberger Ltd.                                        5,100          279,072
Unocal Corp.                                             2,500           92,075
                                                                    -----------
                                                                      3,554,467
                                                                    -----------
FINANCIALS - 20.11%
AFLAC Inc.                                               4,000          144,720
Allstate Corp. (The)                                     5,200          223,704
American Express Co.                                     8,600          414,778
American International Group, Inc.                      21,331        1,413,819
Bank of America Corp.                                   10,900          876,687
Bank of New York Co., Inc. (The)                         5,900          195,408
Bank One Corp.                                           9,300          423,987
BB&T Corp.                                               4,500          173,880
Capital One Financial Corp.                              1,000           61,290
Charles Schwab Corp. (The)                              10,700          126,688
Citigroup Inc.                                          32,600        1,582,404
Fannie Mae                                               5,700          427,842


--------------------------------------------------------------------------------
                                                        No. of         Value
    Description                                         Shares        (Note A)
--------------------------------------------------------------------------------
FINANCIALS (CONTINUED)
Fifth Third Bancorp                                      5,100        $ 301,410
Fiserv, Inc.+                                            2,500           98,775
FleetBoston Financial Corp.                              8,500          371,025
Freddie Mac                                              5,800          338,256
Goldman Sachs Group, Inc. (The)                          3,000          296,190
Hartford Financial
   Services Group, Inc. (The)                            4,600          271,538
HSBC Holdings plc, ADR                                   2,514          198,153
John Hancock Financial Services, Inc                   . 3,500          131,250
J.P. Morgan Chase & Co.                                 14,700          539,931
Lehman Brothers Holdings Inc.                            2,500          193,050
Marsh & McLennan
  Companies, Inc.                                        4,600          220,294
MBNA Corp.                                              10,050          249,743
Mellon Financial Corp.                                   4,800          154,128
Merrill Lynch & Co., Inc.                                6,600          387,090
MetLife, Inc.                                            6,000          202,020
Morgan Stanley                                           6,200          358,794
National City Corp.                                      5,300          179,882
Northern Trust Corp.                                     1,100           51,062
PNC Financial Services Group                             1,400           76,622
Principal Financial Group, Inc.                          2,500           82,675
Progressive Corp. (The)                                  2,500          208,975
Prudential Financial, Inc.                               5,000          208,850
State Street Corp.                                       1,600           83,328
SunTrust Banks, Inc.                                     1,500          107,250
Travelers Property Casualty Corp.,
  Class A                                                1,731           29,046
Travelers Property Casualty Corp.,
  Class B                                                3,558           60,379
U.S. Bancorp                                            12,200          363,316
Wachovia Corp.                                           8,100          377,379
Washington Mutual, Inc.                                  7,250          290,870
Wells Fargo & Co.                                       12,000          706,680
                                                                    -----------
                                                                     13,203,168
                                                                    -----------


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - December 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

                                                       No. of           Value
Description                                            Shares          (Note A)
--------------------------------------------------------------------------------

HEALTHCARE - 12.09%
Abbott Laboratories                                     10,700       $  498,620
Amgen Inc.+                                              8,300          512,940
Baxter International Inc.                                5,100          155,652
Becton, Dickinson & Co.                                  2,500          102,850
Boston Scientific Corp.+                                 3,000          110,280
Bristol-Myers Squibb Co.                                12,100          346,060
Cardinal Health, Inc.                                    2,500          152,900
CIGNA Corp.                                                800           46,000
Eli Lilly & Co.                                          6,600          464,178
Genzyme Corp.+                                           5,000          246,700
Guidant Corp.                                            2,500          150,500
HCA Inc.                                                 2,600          111,696
Health Management
    Associates, Inc.                                     2,500           60,000
HEALTHSOUTH Corp.+                                       2,500           11,450
Johnson & Johnson                                       18,200          940,212
King Pharmaceuticals, Inc.+                              2,500           38,150
McKesson Corp.                                           2,500           80,400
Medco Health Solutions, Inc.+                            1,531           52,039
Medtronic, Inc.                                         10,100          490,961
Merck & Co. Inc.                                        12,700          586,740
Pfizer Inc.                                             47,460        1,676,762
Schering-Plough Corp.                                   11,400          198,246
Stryker Corp.                                            1,000           85,010
Tenet Healthcare Corp.+                                  5,000           80,250
UnitedHealth Group Inc.                                  5,000          290,900
Wyeth                                                   10,500          445,725
                                                                     ----------
                                                                      7,935,221
                                                                     ----------
INDUSTRIALS - 11.20%
3M Co.                                                   5,000          425,150
Automatic Data Processing, Inc.                          4,500          178,245
Boeing Co. (The)                                         6,700          282,338
Burlington Northern Santa Fe Corp.                       5,000          161,750


--------------------------------------------------------------------------------
                                                       No. of           Value
Description                                            Shares          (Note A)
--------------------------------------------------------------------------------
INDUSTRIALS (CONTINUED)
Caterpillar Inc.                                         2,500       $  207,550
Cendant Corp.+                                           7,100          158,117
Concord EFS, Inc.+                                       5,000           74,200
CSX Corp.                                                2,500           89,850
Dover Corp.                                              3,500          139,125
Emerson Electric Co.                                     2,000          129,500
FedEx Corp.                                              2,500          168,750
General Dynamics Corp.                                   2,500          225,975
General Electric Co.                                    70,500        2,184,090
Honeywell International Inc.                            12,300          411,189
Illinois Tool Works Inc.                                 2,500          209,775
Lockheed Martin Corp.                                    5,000          257,000
Masco Corp.                                              4,600          126,086
Paychex, Inc.                                            5,000          186,000
Raytheon Co.                                             2,500           75,100
Southwest Airlines Co.                                   6,100           98,454
Transocean Inc.+                                         2,500           60,025
Tyco International Ltd.                                 17,600          466,400
United Parcel Service, Inc., Class B                     9,000          670,950
United Technologies Corp.                                2,200          208,494
Waste Management, Inc.                                   5,300          156,880
                                                                     ----------
                                                                      7,350,993
                                                                     ----------
INFORMATION TECHNOLOGY - 16.91%
Agere Systems Inc., Class A+                                75              229
Agere Systems Inc., Class B+                             1,851            5,368
Agilent Technologies, Inc.+                              5,000          146,200
Altera Corp.+                                            1,200           27,240
Analog Devices, Inc.                                     5,000          228,250
Apple Computer, Inc.+                                    2,500           53,425
Applied Materials, Inc.+                                19,400          435,530
CIENA Corp.+                                             1,500            9,960
Cisco Systems, Inc.+                                    52,000        1,263,080




                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - December 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------
                                                        No. of           Value
Description                                             Shares          (Note A)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
Computer Associates
    International, Inc.                                  2,700      $    73,818
Corning Inc.+                                            7,500           78,225
Dell Inc.+                                              20,200          685,992
eBAY Inc.+                                               3,500          226,065
Electronic Data
    Systems Corp.                                        7,500          184,050
EMC Corp.+                                               8,000          103,360
First Data Corp.                                         5,000          205,450
Hewlett-Packard Co.                                     15,842          363,891
Intel Corp.                                             44,500        1,432,900
International Business
    Machines Corp.                                      14,200        1,316,056
JDS Uniphase Corp.+                                      9,700           35,405
Linear Technology Corp.                                  2,500          105,175
Lucent Technologies Inc.+                                7,000           19,880
Maxim Integrated
    Products, Inc.                                       2,500          124,500
Micron Technology, Inc.+                                 5,500           74,085
Microsoft Corp.                                         79,800        2,197,692
Motorola, Inc.                                          16,100          226,527
Oracle Corp.+                                           37,600          496,320
PerkinElmer, Inc.                                        1,500           25,605
QUALCOMM Inc.                                            3,400          183,362
Sanmina-SCI Corp.+                                       4,000           50,440
Siebel Systems, Inc.+                                    5,000           69,350
Solectron Corp.+                                         5,700           33,687
Sun Microsystems, Inc.+                                 24,600          110,454
Texas Instruments Inc.                                  13,500          396,630
Yahoo! Inc.+                                             2,500          112,925
                                                                    -----------
                                                                     11,101,126
                                                                    -----------


--------------------------------------------------------------------------------
                                                       No. of         Value
    Description                                        Shares        (Note A)
--------------------------------------------------------------------------------
MATERIALS - 2.40%
Air Products & Chemicals, Inc.                           2,500       $  132,075
Alcan Inc.                                               1,500           70,425
Alcoa Inc.                                               6,800          258,400
Dow Chemical Co. (The)                                   7,200          299,304
E .I. du Pont de Nemours & Co.                           5,800          266,162
Georgia-Pacific Corp.                                    2,500           76,675
International Paper Co.                                  4,800          206,928
Praxair, Inc.                                            2,500           95,500
Rohm & Haas Co.                                          2,500          106,775
Weyerhaeuser Co.                                         1,000           64,000
                                                                     ----------
                                                                      1,576,244
                                                                     ----------
TELECOMMUNICATION SERVICES - 3.13%
ALLTEL Corp.                                             2,500          116,450
AT&T Corp.                                               5,260          106,778
AT&T Wireless Services Inc.+                            15,567          124,380
BellSouth Corp.                                         12,700          359,410
SBC Communications Inc.                                 25,600          667,392
Sprint Corp. (FON Group)                                 4,100           67,322
Verizon Communications Inc.                             17,400          610,392
                                                                     ----------
                                                                      2,052,124
                                                                     ----------
UTILITIES - 2.51%
American Electric Power Co., Inc.                        5,500          167,805
Dominion Resources, Inc.                                 5,000          319,150
Duke Energy Corp.                                        6,600          134,970
Edison International+                                    5,000          109,650
Exelon Corp.                                             2,500          165,900
FirstEnergy Corp.                                        5,000          176,000
Public Service Enterprise Group Inc.                     2,500          109,500
Scottish Power plc, ADR                                  4,000          108,720



                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       No. of           Value
                                                       Shares          (Note A)
--------------------------------------------------------------------------------

UTILITIES (CONTINUED)
Southern Co. (The)                                       5,000       $  151,250
TXU Corp.                                                3,700           87,764
Williams Companies, Inc. (The)                           2,500           24,550
Xcel Energy, Inc.                                        5,500           93,390
                                                                     ----------
                                                                      1,648,649
                                                                     ----------
TOTAL UNITED STATES
  (cost - $69,451,527)                                               64,322,567
                                                                     ----------
CZECH REPUBLIC - 1.08%
  CONSUMER DISCRETIONARY - 1.08%
Bonton AS+#                                             68,590          118,498
Bonton Book AS+#                                        68,590          118,498
Bonton Disc AS+#                                        68,590          118,498
Bonton Film Entertainment AS+#                          68,590          118,498
Bonton Music AS+#                                       68,590          118,498
Bonton Pictures AS+#                                    68,590          118,498


TOTAL CZECH REPUBLIC
  (cost - $894,867)                                                     710,988
                                                                     ----------

TOTAL EQUITY SECURITIES
  (cost - $70,346,394)                                               65,033,555
                                                                     ----------
                                          Principal
                                           Amount
                                           (000's)
                                          ---------
SHORT TERM INVESTMENTS - 2.46%
  REPURCHASE AGREEMENTS - 2.46%
Bear, Stearns & Co. Inc.
      (Agreement dated 12/31/03 to be
      repurchased at $685,245),
      0.85%,  01/02/04 (Note F)               $ 685                     685,213


--------------------------------------------------------------------------------
                                         Principal
                                          Amount                      Value
   Description                           (000's)                    (Note A)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
 Bear, Stearns & Co. Inc.
   (Agreement dated 12/31/03 to be
   repurchased at $918,434),
   1.06%*,  01/02/04 ** (Note E)       $     918                  $    918,380

 Bear, Stearns & Co. Inc.
   (Agreement dated 12/31/03 to be
   repurchased at $6,729),
   0.94%*,  01/02/04 ** (Note E)               7                         6,729
                                                                  ------------
 TOTAL SHORT-TERM INVESTMENTS
   (cost - $1,610,322)                                               1,610,322
                                                                  ------------
TOTAL INVESTMENTS - 101.53%
   (cost - $71,956,716) (Notes A, E, F, G)                          66,643,877
                                                                  ------------
LIABILITIES IN EXCESS OF OTHER
 ASSETS - (1.53)%                                                   (1,002,136)
                                                                  ------------

NET ASSETS - 100.00%                                              $ 65,641,741
                                                                  ============
----------------------------------
  +    Non-income producing security.
  # Security fair valued in accordance with procedures established by the Board of Directors.
  *    Stated interest rate, before rebate earned by borrower of securities on loan.
 ** Represents investment purchased with cash collateral received for securities on loan.
ADR    American Depositary Receipts.



                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2003
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost $71,956,716) (Notes A, E, F, G)               $ 66,643,877
Receivables:
     Dividends                                                                  83,355
     Interest                                                                      886
Prepaid expenses                                                                   925
                                                                          ------------
Total Assets                                                                66,729,043
                                                                          ------------

LIABILITIES
Payables:
    Upon return of securities loaned (Note E)                                  925,109
    Investment management fees (Note B)                                         56,678
    Other accrued expenses                                                     105,515
                                                                          ------------
Total Liabilities                                                            1,087,302
                                                                          ------------
NET ASSETS (applicable to 4,726,629 shares of common stock outstanding)   $ 65,641,741
                                                                          ============

NET ASSET VALUE PER SHARE ($65,641,741 / 4,726,629)                       $      13.89
                                                                          ============

NET ASSETS CONSISTS OF
Capital stock, $0.01 par value; 4,726,629 shares issued and outstanding
    (15,000,000 shares authorized)                                        $     47,266
Paid-in capital                                                             85,550,471
Accumulated net realized loss on investments                               (14,643,157)
Net unrealized depreciation in value of investments                         (5,312,839)
                                                                          ------------
Net assets applicable to shares outstanding                               $ 65,641,741
                                                                          ============


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                        7

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------


INVESTMENT INCOME
Income (Note A):
    Dividends                                                   $  1,111,106
    Interest                                                          14,198
    Foreign taxes withheld                                              (152)
                                                                ------------
    Total Investment Income                                        1,125,152
                                                                ------------

Expenses:
    Investment management fees (Note B)                              609,416
    Administration fees                                               60,929
    Transfer agent fees                                               44,409
    Legal and audit fees (Note B)                                     35,147
    Directors' fees                                                   33,500
    Accounting fees                                                   32,570
    Stock exchange listing fees                                       21,355
    Printing                                                          14,360
    Custodian fees                                                    11,937
    Insurance                                                          7,372
                                                                ------------
    Total Expenses                                                   870,995
    Less: Management fee waivers (Note B)                           (123,359)
    Less: Fees paid indirectly (Note B)                              (16,716)
                                                                ------------
       Net Expenses                                                  730,920
                                                                ------------
    Net Investment Income                                            394,232
                                                                ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss from investments                                  (403,402)
Net change in unrealized depreciation in value of investments     13,990,328
                                                                ------------
Net realized and unrealized gain on investments                   13,586,926
                                                                ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 13,981,158
                                                                ============


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                        8

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            For the Years Ended
                                                                                December 31,
                                                                       ----------------------------
                                                                          2003             2002
                                                                       -----------     ------------
INCREASE IN NET ASSETS
Operations:
     Net investment income                                             $    394,232    $    397,285
     Net realized loss from investments                                    (403,402)        (10,666)
     Net change in unrealized depreciation in value of
          Investments                                                    13,990,328      (8,144,534)
                                                                       ------------    ------------
     Net increase/(decrease) in net assets resulting from operations
                                                                         13,981,158      (7,757,915)
                                                                       ------------    ------------

 Dividends and distributions to shareholders (Notes A, G):
     Net investment income                                                 (394,232)       (397,285)
     Return-of-capital                                                   (8,947,881)     (4,727,860)
                                                                       ------------    ------------
          Total dividends and distributions to shareholders              (9,342,113)     (5,125,145)
                                                                       ------------    ------------

Capital stock transactions (Note D):
     Net assets received in conjunction with Merger
          Agreement (Note A)                                                   --        33,396,970
     Proceeds from 68,969 and 47,882 shares newly issued in
     reinvestment of distributions, respectively                            941,371         610,487
     Cost of 7,500 and 43,900 shares repurchased, respectively              (90,050)       (520,502)
                                                                       ------------    ------------
     Net increase in net assets resulting from capital stock                851,321      33,486,955
     transactions
                                                                       ------------    ------------

     Total increase in net assets                                         5,490,366      20,603,895
                                                                       ------------    ------------


NET ASSETS
Beginning of year                                                        60,151,375      39,547,480
                                                                       ------------    ------------

End of year                                                            $ 65,641,741    $ 60,151,375
                                                                       ============    ============



                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                        9

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

-------------------------------------------------------------------------------------------------------------
                                                                For the Years Ended December 31,
                                                    ---------------------------------------------------------
                                                       2003       2002        2001        2000        1999
                                                    ---------   ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                 $   12.89   $   18.30   $   18.28   $   17.62   $   18.78
                                                    ---------   ---------   ---------   ---------   ---------
Net investment income                                   0.08#       0.15#       0.52        1.07        1.03
Net realized and unrealized gain/(loss)
   on investments                                       2.91      (3.57)        0.24        0.63      (1.20)
                                                    ---------   ---------   ---------   ---------   ---------
Net increase/(decrease) in net assets
resulting
   from operations                                      2.99      (3.42)        0.76        1.70      (0.17)
                                                    ---------   ---------   ---------   ---------   ---------
Dividends and distributions to shareholders:
   Net investment income                              (0.08)      (0.18)      (0.66)      (1.05)      (1.01)
   Return-of-capital                                  (1.91)      (1.80)      (0.09)           -           -
                                                    ---------   ---------   ---------   ---------   ---------
Total dividends and distributions to                  (1.99)      (1.98)      (0.75)      (1.05)      (1.01)
shareholders
                                                    ---------   ---------   ---------   ---------   ---------
Capital stock transactions:
Anti-dilutive effect due to capital stock
repurchased                                               --        0.02        0.01        0.01        0.02
Dilutive effect due to shares
    ssued in reinvestment of dividends
   iand distributions                                     --      (0.03)          --          --          --
                                                    ---------   ---------   ---------   ---------   ---------
Total capital stock transactions                          --      (0.01)        0.01        0.01        0.02
                                                    ---------   ---------   ---------   ---------   ---------

Net asset value, end of year                       $   13.89   $   12.89   $   18.30   $   18.28   $   17.62
                                                    =========   =========   =========   =========   =========
Market value, end of year                          $   17.95   $   11.35   $   16.29   $  15.875   $  14.250
                                                    =========   =========   =========   =========   =========
Total investment return (a)                            82.96%    (19.30)%       8.91%      19.02%     (8.39)%
                                                    =========   =========   =========   =========   =========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)              $  65,642   $  60,151   $  39,547   $  39,640   $  38,283
Ratio of expenses to average net assets,
   net of fee waivers, if any (b)                       1.20%       1.50%       3.01%       1.06%       1.05%
Ratio of expenses to average net assets,
   excluding fee waivers, if any (c)                    1.43%       2.07%       3.01%       1.06%       1.05%
Ratio of expenses to average net assets,
   net of fee waivers, if any (c)                       1.23%       1.63%       3.01%       1.06%       1.05%
Ratio of net investment income to
   average net assets                                   0.65%       1.01%       2.77%       5.97%       5.60%
Portfolio turnover                                      3.62%      86.60%          -       15.87%      16.09%
--------------------------------------------------------------------------------------------------------------

# Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(b) Expenses are net of fees paid indirectly. (c) Expenses exclude the reduction for fees paid indirectly.




                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

Cornerstone Total Return Fund, Inc. (the "Fund") was incorporated in New York on March 16, 1973 and commenced investment operations on May 15, 1973. Its investment objective is to seek total return consisting of capital appreciation with current income as a secondary objective. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. On October 31, 2002, the Fund (then known as "EIS Fund, Inc.") consummated a merger with The Cornerstone Strategic Return Fund, Inc. (the "Predecessor Fund"). Pursuant to the terms of the agreement governing the merger, each share of common stock of the Predecessor Fund was converted into an equivalent dollar amount of full shares of common stock of the Fund, based on the net asset value of the Fund and the Predecessor Fund as of October 30, 2002 ($13.35 and $7.33, respectively), resulting in a conversion ratio of
0.5490 shares of the Fund for each share of the Predecessor Fund resulting in the issuance of 2,500,087 Fund shares. Cash was paid in lieu of fractional shares. Net assets of the Fund and the Predecessor Fund as of the merger date were $29,172,812 and $33,396,970, including unrealized depreciation of $5,895,432 and $12,013,315, respectively. In addition, the Predecessor Fund's net assets included undistributed capital losses of $14,137,957. Total net assets after the merger were $62,569,782. Upon the consummation of the merger, the Fund changed its name to Cornerstone Total Return Fund, Inc.

The following is a summary of significant accounting policies consistently followed by the Fund:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At December 31, 2003, the Fund held 1.08% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $894,867 and a fair value of $710,988. The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the American Stock Exchange, LLC is closed.

REPURCHASE AGREEMENTS: The Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers, which Cornerstone Advisors, Inc. (the Fund's "Manager" or "Cornerstone") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Cornerstone monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

DISTRIBUTIONS OF INCOME AND GAINS: Effective January 2002, the Fund initiated a fixed, monthly distribution to shareholders. To the extent that these distributions exceed the current earnings of the Fund, the balance will be generated from sales of portfolio securities held by the Fund, which will either be short-term or long-term capital gains or a tax-free return-of-capital. Prior thereto, the Fund distributed at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of dividends and distributions made during the year ended December 31, 2003 from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

NOTE B. AGREEMENTS

Cornerstone serves as the Fund's investment manager with respect to all investments. As compensation for its management services, Cornerstone receives from the Fund, an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. Cornerstone has voluntarily agreed to waive its management fees from the Fund to the extent that monthly operating expenses exceed 0.10% of average net assets calculated monthly. For the year ended December 31, 2003, Cornerstone earned $609,416 for investment management services, of which it waived $123,359. Effective January 1, 2004, the Manager has voluntarily undertaken to waive its investment management fees to the extent such total operating expenses exceed an annualized rate of 0.125% in a month. The Manager may discontinue such undertaking at any time during the fiscal year without notice to fund shareholders.

Included in the Statement of Operations, under the caption FEES PAID INDIRECTLY, are expense offsets of $16,716 arising from credits earned on portfolio transactions executed with a broker, pursuant to directed brokerage arrangement.

The Fund paid or accrued approximately $1,328 and $18,429 for the year ended December 31, 2003 for legal services to Blank Rome LLP ("Blank") and Spitzer & Feldman P.C. ("Spitzer"), current and former counsel, respectively, to the Fund. Thomas R. Westle, a current partner of Blank and former partner


--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------




of Spitzer, serves as secretary of the Fund.

At December 31, 2003, pursuant to regulatory filings, affiliates owned approximately 35% of the outstanding shares of the Fund based on a Schedule 13G/A filing with the Securities and Exchange Commission on January 8, 2004.

NOTE C.  INVESTMENT IN SECURITIES

For the year ended December 31, 2003, purchases and sales of securities, other than short-term investments, were $2,172,807 and $10,534,127, respectively.

NOTE D.   SHARE REPURCHASE PROGRAM

Pursuant to Section 23 of the Investment Company Act of 1940, as amended the Fund may in the future purchase shares of its common stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares. For the year ended December 31, 2003, the Fund repurchased 7,500 of its shares for a total cost of $ 90,050 at a weighted average discount of 12.01% from net asset value. The discount of the individual repurchases ranged from 11.76% - 12.13%. For the year ended December 31, 2002, the Fund purchased 43,900 shares for a total cost of $520,502 at a weighted average discount of 13.56% from net asset value. The discount of the individual repurchases ranged from 9.87% - 16.26%. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws.

All purchases are made in accordance with federal securities laws, with shares repurchased held in treasury, effective January 1, 2002.

NOTE E.  SECURITIES LENDING

To generate additional income, the Fund may lend up to 33 1/3% of its total assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount. The value of securities on loan to brokers at December 31, 2003 was $891,462. Any cash collateral received is reinvested into repurchase agreements, which in turn are collateralized by various U.S. Government and Agency securities. These repurchase agreements have been segregated to satisfy the future commitment to return the cash collateral.

During the year ended December 31, 2003, the Fund earned $1,466 in securities lending income that is included under the caption INTEREST in the Statement of Operations.

NOTE F.  COLLATERAL FOR REPURCHASE AGREEMENT

Listed below is the collateral associated with the repurchase agreement with Bear, Stearns & Co. Inc. outstanding at December 31, 2003.

                    PRINCIPAL                 MARKET
ISSUER               AMOUNT      MATURITY     VALUE
                     (000'S)
United
States
Treasury Bond,
(interest only)      $1,260     11/15/15    $707,125
                                            ========

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

NOTE G. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.

The tax characteristic of dividends and distributions paid during the year ended December 31, 2003 were ordinary income and return-of-capital of $394,232 and $8,947,881, respectively.

At December 31, 2003, the components of distributable earnings on a tax basis, for the Fund were as follows:

              Capital loss carryforward            $(14,569,481)
              Unrealized depreciation                (5,386,515)
                                                   ------------
              Total loss                           $(19,955,996)
                                                   ============

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended
December 31, 2003, the Fund did not realize any of these losses.

At December 31, 2003, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $14,569,481 of which $91,132 expires in 2008, $14,052,643 expires in 2010 and $425,706 expires in 2011.

At December 31, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $72,030,392, $3,894,525, $(9,281,040) and $(5,386,515), respectively.

At December 31, 2003, the Fund reclassified $8,947,881 from distributions in excess of net investment income to paid-in capital, to adjust for current period permanent book/tax differences. In addition, the Fund reissued 51,400 Treasury shares with a cost of $610,552, such amount was reclassified to paid-in capital. Net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors
Cornerstone Total Return Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Cornerstone Total Return Fund, Inc., including the schedule of investments, as of December 31, 2003, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 have been audited by other auditors, whose report dated February 8, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cornerstone Total Return Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 13, 2004

--------------------------------------------------------------------------------
                                       15

TAX INFORMATION (UNAUDITED)

Cornerstone Total Return Fund, Inc. (the "Fund") is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2003) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such fiscal year. During the year ended December 31, 2003, the following dividends and distributions per share were paid by the Fund:

PAYMENT  DATE:         1/31/03  2/28/03  3/31/03  4/30/03   5/30/03   6/30/03
                       -------  -------  -------  -------   -------   -------
Ordinary Income:       $ 0.007  $ 0.007  $ 0.007  $ 0.007   $ 0.007   $ 0.007
Return-of-Capital:     $ 0.158  $ 0.158  $ 0.158  $ 0.158   $ 0.158   $ 0.158
                       -------  -------  -------  -------   -------   -------
Total:                 $ 0.165  $ 0.165  $ 0.165  $ 0.165   $ 0.165   $ 0.165
                       -------  -------  -------  -------   -------   -------

PAYMENT DATE:          7/31/03  8/29/03  9/30/03  10/31/03 11/28/03  12/31/03
                       -------  -------  -------  -------- --------  --------
Ordinary Income:       $ 0.007  $ 0.007  $ 0.007  $ 0.007   $ 0.007   $ 0.007
Return-of-Capital:     $ 0.158  $ 0.158  $ 0.158  $ 0.158   $ 0.158   $ 0.169
                       -------  -------  -------  -------   -------   -------
Total:                 $ 0.165  $ 0.165  $ 0.165  $ 0.165   $ 0.165   $ 0.176
                       -------  -------  -------  -------   -------   -------


Ordinary income dividends should be reported as dividend income on Form 1040. To the extent that the distributions represent a return of your investment they are not taxed as ordinary income dividends and are sometimes referred to as nontaxable distributions. A return-of-capital distribution reduces the cost basis of your shares in the Fund.

The Fund has met the requirements to pass through all ordinary income as qualified dividends as noted on Box 1B on Form 1099-DIV. Please note that to utilize the lower tax rate for qualifying dividend income shareholders must have held their shares in the Fund for 60 days or more.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution(s).

In general, distributions received by tax-exempt recipients (E.G., IRA's and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (E.G., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------
                                       16

ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (UNAUDITED)

                                 POSITION(S)         PRINCIPAL OCCUPATION                         POSITION WITH FUND
NAME AND ADDRESS (AGE)*          HELD WITH FUND      OVER LAST 5 YEARS                            SINCE
-------------------------------- ------------------- -------------------------------------------- --------------------
Ralph W. Bradshaw** (53)         Chairman of the     President, Cornerstone Advisors, Inc.;               2001
                                 Board of            Financial Consultant; Vice President, Deep
                                 Directors and       Discount Advisors, Inc. (1993-1999);
                                 President           Previous Director of The Austria Fund,
                                                     Inc.; Director of Investors First Fund,
                                                     Inc.,  Progressive Return Fund, Inc. and
                                                     Cornerstone Strategic Value Fund, Inc.

Thomas H. Lenagh (81)            Director            Chairman of the Board of Photonics                   2002
                                                     Products Group; Independent Financial
                                                     Adviser; Director of Investors First Fund,
                                                     Inc., Cornerstone Strategic Value Fund,
                                                     Inc., Progressive Return Fund, Inc., The
                                                     Adams Express Company and Petroleum and
                                                     Resources Corporation.

Edwin Meese III (72)             Director            Distinguished Fellow, The Heritage                   2002
                                                     Foundation, Washington D.C.; Distinguished
                                                     Visiting Fellow at the Hoover Institution,
                                                     Stanford University; Distinguished Senior
                                                     Fellow at the Institute of United States
                                                     Studies, University of London; Senior
                                                     Adviser, Revelation L.P.; Formerly U.S.
                                                     Attorney General under President Ronald
                                                     Reagan; Director of Investors First Fund,
                                                     Inc.;  Progressive Return Fund, Inc. and
                                                     Cornerstone Strategic Value Fund, Inc.

--------------------------------------------------------------------------------
                                       17

           ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND
                        OFFICERS (UNAUDITED) (CONTINUED)


                                 POSITION(S)         PRINCIPAL OCCUPATION                         POSITION WITH FUND
NAME AND ADDRESS (AGE)*          HELD WITH FUND      OVER LAST 5 YEARS                            SINCE
-------------------------------- ------------------- -------------------------------------------- --------------------
Scott B. Rogers (48)             Director            Chief Executive Officer, Asheville           2001
                                                     Buncombe Community Christian Ministry;
                                                     President, ABCCM Doctor's Medical Clinic;
                                                     Director, Faith Partnerships Inc.;
                                                     Director, A-B Vision Board, Appointee, NC
                                                     Governor's Commission on Welfare to Work;
                                                     Chairman and Director, Recycling
                                                     Unlimited; Director, Interdenominational
                                                     Ministerial Alliance; Director of
                                                     Cornerstone Strategic Value Fund, Inc. and
                                                     Progressive Return Fund, Inc.

Andrew A. Strauss (50)           Director            Attorney and senior member of Strauss &      2001
                                                     Associates, P.A., Attorneys, Asheville and
                                                     Hendersonville, NC; previous President of
                                                     White Knight Healthcare, Inc. and LMV
                                                     Leasing, Inc., a wholly owned subsidiary
                                                     of Xerox Credit Corporation; Director of
                                                     Investors First Fund, Inc.; Cornerstone
                                                     Strategic Value Fund, Inc., Progressive
                                                     Return Fund, Inc., Investors First Fund,
                                                     Inc., Memorial Mission Hospital
                                                     Foundation, Deerfield Episcopal Retirement
                                                     Community and Asheville Symphony.

Glenn W. Wilcox, Sr. (72)        Director            Chairman of the Board and Chief Executive    2001
                                                     Officer of Wilcox Travel Agency, Inc.;
                                                     Director, Champion Industries, Inc.;
                                                     Chairman of Tower Associates, Inc. (a real
                                                     estate venture); Director and Chairman of
                                                     Audit Committee Investors First Fund,
                                                     Inc.; Director, Wachovia Corp.; Board
                                                     Trustee Appalachian State University;
                                                     Director and Chairman of Audit Committee
                                                     of Cornerstone Strategic Value Fund, Inc.
                                                     and Progressive Return Fund, Inc.


--------------------------------------------------------------------------------
                                       18

           ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND
                        OFFICERS (UNAUDITED) (CONCLUDED)


                                 POSITION(S)         PRINCIPAL OCCUPATION                         POSITION WITH FUND
NAME AND ADDRESS (AGE)*          HELD WITH FUND      OVER LAST 5 YEARS                            SINCE
-------------------------------- ------------------- -------------------------------------------- --------------------
Gary A. Bentz** (47)             Director, Vice      Chief Financial Officer, Chairman            2001
                                 President and       and Shareholder of Cornerstone Advisors,
                                 Treasurer           Inc.; Previous Director of The Austria
                                                     Fund, Inc.;  Financial Consultant,
                                                     Certified Public Accountant; Chief
                                                     Financial Officer of Deep Discount
                                                     Advisors, Inc. (1993-2000); Director, Vice
                                                     President and Treasurer of Progressive
                                                     Return Fund, Inc. and Cornerstone
                                                     Strategic Value Fund, Inc.

Thomas R. Westle (50)            Secretary           Partner, Blank Rome LLP (October 31,         2001
405 Lexington Avenue                                 2003-Present), prior thereto Partner,
New York, NY 10174                                   Spitzer & Feldman P.C. (May, 1998-October
                                                     30, 2003).


--------------------------------------------------------------------------------

     * The mailing address of each Director with respect to the Fund's operation is 383 Madison Ave. 23rd Floor, New York, NY 10179.
     ** Designates a director who is an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended. Messrs. Bradshaw and Bentz are interested persons of the Fund by virtue of their current positions with the Investment Manager of the Fund.


--------------------------------------------------------------------------------

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN (UNAUDITED)



Shareholders who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment Plan (the "Plan"), unless and until an election is made to withdraw from the Plan on behalf of such participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify American Stock Transfer & Trust Co. (the "Agent") at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or call (877) 248-6416. Under the Plan, all of the Fund's dividends and other distributions to shareholders are reinvested in full and fractional Shares as described below.

When the Fund declares an income dividend or a capital gain or other distribution (each, a "Dividend" and collectively, "Dividends"), the Agent, on the shareholders' behalf, will: (i) receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares") or, (ii) at the sole discretion of the Board of Directors, be authorized to purchase outstanding shares on the open market, on the American Stock Exchange, LLC or elsewhere, with cash allocated to it by the Fund ("Open Market Purchases").

Shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting shareholders based on the average cost of such Open Market Purchases. Alternatively, the Agent will allocate Newly Issued Shares to the reinvesting shareholders at a price equal to the average closing price of the Fund over the five trading days preceding the payment date of such dividend.

Registered shareholders who acquire their shares through Open Market Purchases and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a Shareholder has not elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any dividend, the shareholder will automatically receive such Dividends in additional Shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of each Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder's name and held for the account of beneficial owners participating in the Plan.

There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open Market Purchases in connection with the reinvestment of Dividends.


--------------------------------------------------------------------------------

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONCLUDED)

Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing shares for all the participants in blocks and pro-rating the lower commission that may be attainable.

The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable on such Dividends. Participants who receive shares pursuant to the Plan as described above will recognize taxable income in the amount of the fair market value of those shares. In the case of non-U.S. participants whose Dividends are subject to U.S. income tax withholding and in the case of participants subject to 28% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.





--------------------------------------------------------------------------------
                                       21

SUMMARY OF GENERAL INFORMATION

The Fund - Cornerstone Total Return Fund, Inc. is a closed-end, diversified investment company whose shares trade on the American Stock Exchange, LLC. Its investment objective is to seek total return, consisting of capital appreciation and current income by investing primarily all of its assets in equity securities of U.S. and non-U.S. issuers whose securities trade on a U.S. securities exchange or over the counter or as American Depositary Receipts or other forms of depositary receipts which trade in the United States. The Fund is managed by Cornerstone Advisors, Inc.


SHAREHOLDER INFORMATION

Effective February 21, 2003, the Fund is listed on the American Stock Exchange, LLC (symbol "CRF"). The share price is published in: THE NEW YORK TIMES (daily) under the designation "Cnrstn TR" and THE WALL STREET JOURNAL (daily) and BARRON'S (each Monday) under the designation "CornstnTtlRtn." The net asset value per share is available weekly and may be obtained by contacting the Fund at the general inquiry phone number.


--------------------------------------------------------------------------------
NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT CORNERSTONE TOTAL RETURN FUND, INC. MAY FROM TIME TO TIME PURCHASE SHARES OF ITS CAPITAL STOCK IN THE OPEN MARKET.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

PRIVACY POLICY NOTICE
--------------------------------------------------------------------------------

The following is a description of Cornerstone Total Return Fund, Inc.'s (the "Fund") policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2. Information about the Consumer's transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.




--------------------------------------------------------------------------------

                       CORNERSTONE TOTAL RETURN FUND, INC.

DIRECTORS AND CORPORATE OFFICERS

Ralph W. Bradshaw                           Chairman of the Board
                                            of
                                            Directors and
                                            President
Gary A. Bentz                               Director, Vice
                                            President
                                            and Treasurer
Thomas H. Lenagh                            Director
Edwin Meese III                             Director
Scott B. Rogers                             Director
Andrew A. Strauss                           Director
Glenn W. Wilcox, Sr.                        Director
Thomas R. Westle                            Secretary

                                            STOCK TRANSFER AGENT AND
INVESTMENT MANAGER                              REGISTRAR
Cornerstone Advisors,                       American Stock Transfer
Inc.                                        &   Trust
One West Pack Square                        Co.
Suite 1650                                  59 Maiden Lane
Asheville, NC 28801                         New York, NY 10038

ADMINISTRATOR                               INDEPENDENT ACCOUNTANTS
Bear Stearns Funds                          Tait, Weller & Baker
Management Inc.                            1818 Market Street
383 Madison Avenue                          Suite 2400
New York, NY 10179                          Philadelphia, PA  19103

CUSTODIAN                                   LEGAL COUNSEL
Custodial Trust Company                     Blank Rome LLP
101 Carnegie Center                         405 Lexington Avenue
Princeton, NJ 08540                         New York, NY 10174

EXECUTIVE OFFICES
383 Madison Avenue
New York, NY 10179


For shareholder inquiries, registered shareholders should call (800) 937-5449. For general inquiries, please call (212) 272-3550.

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     THE REGISTRANT HAS ADOPTED A CODE OF ETHICS APPLICABLE TO ITS APPLICABLE TO ITS CHIEF EXECUTIVE OFFICER, PRESIDENT, CHIEF FINANCIAL OFFICER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. A COPY OF THE CODE IS FILED AS EXHIBIT 10(A)(1) TO THIS FORM. THERE WERE NO AMENDMENTS TO THE CODE DURING THE YEAR ENDED DECEMBER 31, 2003. THERE WERE NO WAIVERS OR IMPLICIT WAIVERS FROM THE CODE GRANTED BY THE REGISTRANT DURING THE YEAR ENDED DECEMBER 31, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:
SEC 2569 (10-03)
                  (i) Has at least one audit committee financial expert serving on its audit committee; or

                  (ii) Does not have an audit committee financial expert serving on its audit committee.

              (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                  (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                  (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

              (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

     THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT IT DOES NOT HAVE AN AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE. AT THIS TIME, THE REGISTRANT BELIEVES THAT THE EXPERIENCE PROVIDED BY EACH MEMBER OF THE AUDIT COMMITTEE TOGETHER OFFER THE REGISTRANT ADEQUATE OVERSIGHT FOR THE REGISTRANT'S LEVEL OF FINANCIAL COMPLEXITY.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

THE AGGREGATE FEES BILLED FOR PROFESSIONAL SERVICES RENDERED BY ITS INDEPENDENT ACCOUNTANTS, TAIT WELLER & BAKER, FOR THE AUDITS OF THE REGISTRANT'S ANNUAL AND SEMI-ANNUAL FINANCIAL STATEMENTS FOR 2003 AND 2002 WERE $11,000 FOR EACH OF THE TWO YEARS.

         (b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. THERE WERE NO AUDIT-RELATED FEES IN 2003 AND 2002.

         (c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

THE AGGREGATE FEES BILLED TO REGISTRANT FOR PROFESSIONAL SERVICES RENDERED BY TAIT, WELLER & BAKER FOR THE REVIEW OF REGISTRANTS EXCISE TAX CALCULATIONS AND PREPARATIONS OF FEDERAL, STATE AND EXCISE TAX RETURNS FOR 2003 AND 2002 WERE $2,000 FOR EACH YEAR OF THE TWO YEARS.

         (d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

THE AGGREGATE FEES BILLED TO REGISTRANT BY TAIT, WELLER & BAKER LLP OTHER THAN FOR THE SERVICES REFERENCED ABOVE FOR 2003 WAS $0 AND FOR 2002 WAS $2,500, WHICH RELATED TO PROPOSED MERGER-RELATED WORK. IN ADDITION, PRICEWATERHOUSECOOPERS LLP WAS PAID $3,850 FOR MERGER-RELATED WORK COMPLETED IN 2002.

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PURSUANT TO ITS CHARTER, THE REGISTRANT'S AUDIT COMMITTEE PRE-APPROVES ALL AUDIT SERVICES PROVIDED BY THE REGISTRANT'S PRINCIPAL ACCOUNTANT FOR THE REGISTRANT AND ALL PERMISSIBLE NON-AUDIT SERVICES PROVIDED BY THE REGISTRANT'S PRINCIPAL

ACCOUNTANT FOR THE REGISTRANT, ITS INVESTMENT ADVISER AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER ("ADVISER AFFILIATE") THAT PROVIDES ONGOING SERVICES TO THE FUND, IF THE ENGAGEMENT BY THE INVESTMENT ADVISER OR ADVISER AFFILIATE RELATES DIRECTLY TO THE OPERATIONS AND FINANCIAL REPORTING OF THE REGISTRANT.


     (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

NO SERVICES INCLUDED IN (B) - (D) ABOVE WERE APPROVED PURSUANT TO PARAGRAPH
(C)(7)(I)(C) OF RULE 2-01 OF REGULATION S-X.


     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

NOT APPLICABLE.

     (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

THE AGGREGATE FEES BILLED FOR THE MOST RECENT FISCAL YEAR AND THE PRECEDING FISCAL YEAR BY THE REGISTRANT'S PRINCIPAL ACCOUNTANT FOR NON-AUDIT SERVICES RENDERED TO THE REGISTRANT, ITS INVESTMENT ADVISER, AND ADVISER AFFILIATE THAT PROVIDES ONGOING SERVICES TO THE REGISTRANT WERE $2,000 AND $4,500, RESPECTIVELY. IN ADDITION, PRICEWATERHOUSECOOPERS LLP WAS PAID $3,850 FOR MERGER-RELATED WORK COMPLETED IN 2002. SUCH AMOUNTS RELATE SOLELY TO THE AMOUNTS PREVIOUSLY DISCLOSED IN ITEM 4(C) -(D).

     (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ALL NON-AUDIT SERVICES RENDERED IN (G) ABOVE WERE PRE-APPROVED BY THE REGISTRANT'S AUDIT COMMITTEE. TAIT, WELLER & BAKER DID NOT PROVIDE ANY NON-AUDIT RELATED SERVICES TO THE REGISTRANT'S INVESTMENT ADVISER, OR ANY ENTITY CONTROLLING, CONTROLLED OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER.

ITEMS 5. Audit Committee of Listed Registrants - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CRF 240.10A-3) state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act (15 U.S.C. 78c(a)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15U.S.C. 78c(a)(58)(B), so state.

THE MEMBERS OF THE AUDIT COMMITTEE ARE GLENN W. WILCOX, SR., THOMAS H. LENAGH, EDWIN MEESE III, SCOTT B. ROGERS AND ANDREW A. STRAUSS.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. ISS Proxy Voting Guidelines Summary

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1.  Operational Items


ADJOURN MEETING
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS
Vote FOR proposals to ratify auditors, unless any of the following apply:
An auditor has a financial interest in or association with the company, and is therefore not independent Fees for non-audit services are excessive, or There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company. Transact Other Business Vote AGAINST proposals to approve other business when it appears as voting item.

2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:
Attend less than 75 percent of the board and committee meetings without a valid excuse Implement or renew a dead-hand or modified dead-hand poison pill Ignore a shareholder proposal that is approved by a majority of the shares outstanding Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years Failed to act on takeover offers where the majority of the shareholders tendered their shares Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees Are audit committee members and the non-audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.
Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:
Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
Majority of independent directors on board
All-independent key committees
Committee chairpersons nominated by the independent directors
CEO performance reviewed annually by a committee of outside directors Established governance guidelines
Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: Long-term financial performance of the target company relative to its industry; management's track record Background to the proxy contest Qualifications of director nominees (both slates) Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS
APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
Purchase price
Fairness opinion
Financial and strategic benefits
How the deal was negotiated
Conflicts of interest
Other alternatives for the business
Noncompletion risk.
ASSET SALES
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
Impact on the balance sheet/working capital
Potential elimination of diseconomies
Anticipated financial and operating benefits
Anticipated use of funds
Value received for the asset Fairness opinion
How the deal was negotiated Conflicts of interest.

BUNDLED PROPOSALS
 Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common
and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
Dilution to existing shareholders' position
Terms of the offer
Financial issues
Management's efforts to pursue other alternatives
Control issues
Conflicts of interest.
Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
The reasons for the change
Any financial or tax benefits
Regulatory benefits increases in capital structure
Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following: Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR
ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

Prospects of the combined company, anticipated financial and operating benefits Offer price
Fairness opinion
How the deal was negotiated
Changes in corporate governance
Change in the capital structure
Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
Tax and regulatory advantages
Planned use of the sale proceeds
Valuation of spinoff
Fairness opinion
Benefits to the parent company
Conflicts of interest
Managerial incentives
Corporate governance changes Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION
CONTROL SHARE ACQUISITION PROVISIONS
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS
Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
FREEZEOUT PROVISIONS
Vote FOR proposals to opt out of state freezeout provisions.
GREENMAIL
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.
REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
STAKEHOLDER PROVISIONS Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.
STATE ANTITAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE
ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.
Common Stock Authorization Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if: It is intended for financing purposes with minimal or no dilution to current shareholders It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.
PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.
REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS Vote FOR
management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.
TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Cash compensation, and Categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.
MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
Historic trading patterns
Rationale for the repricing
Value-for-value exchange
Option vesting
Term of the option
Exercise price
Participation

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:
Purchase price is at least 85 percent of fair market value Offering period is 27 months or less, and Potential voting power dilution (VPD) is ten percent or less. Vote AGAINST employee stock purchase plans where any of the following apply: Purchase price is less than 85 percent of fair market value, or Offering period is greater than 27 months, or VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.) is 401(K) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. OPTION EXPENSING
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS
Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:
Whether the proposal mandates that all awards be performance-based
Whether the proposal extends beyond executive awards to those of lower-ranking employees
Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines.

GOLDEN AND TIN PARACHUTES
Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following: The parachute should be less attractive than an ongoing employment opportunity with the firm The triggering mechanism should be beyond the control of management The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES CONSUMER ISSUES AND PUBLIC SAFETY ANIMAL
RIGHTS
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account: The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products), The availability and feasibility of alternatives to animal testing to ensure product safety, and
The degree that competitors are using animal-free testing. Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
The company has already published a set of animal welfare standards and monitors compliance
The company's standards are comparable to or better than those of peer firms, and
There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
Whether the proposal focuses on a specific drug and region
Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
Whether the company already limits price increases of its products

Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries The extent that peer companies implement price restraints Genetically Modified Foods

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

The costs and feasibility of labeling and/or phasing out
The nature of the company's business and the proportion of it affected by the proposal
The proportion of company sales in markets requiring labeling or GMO-free products
The extent that peer companies label or have eliminated GMOs Competitive benefits, such as expected increases in consumer demand for the company's products
The risks of misleading consumers without federally mandated, standardized labeling Alternatives to labeling employed by the company.
Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.
Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs-an issue better left to federal regulators-which outweigh the economic benefits derived from biotechnology.
Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:
The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution The extent that peer companies have eliminated GMOs The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.
Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community.
If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.
Handguns
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.
Predatory Lending
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
Whether the company has adequately disclosed the financial risks of its subprime business
Whether the company has been subject to violations of lending laws or serious lending controversies Peer companies' policies to prevent abusive lending practices.
Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:
Second-hand smoke:
Whether the company complies with all local ordinances and regulations
The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
The risk of any health-related liabilities.  Advertising to youth:
Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
Whether the company has gone as far as peers in restricting advertising

Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

Whether restrictions on marketing to youth extend to foreign countries Cease production of tobacco-related products or avoid selling products to tobacco companies:

The percentage of the company's business affected

The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

The percentage of the company's business affected

The feasibility of a spinoff

Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

Whether there are publicly available environmental impact reports;

Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

The current status of legislation regarding drilling in ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills Environmentally conscious practices of peer companies, including endorsement of CERES

Costs of membership and implementation.

Environmental Reports

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public. Global Warming Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted.

The company's level of disclosure lags that of its competitors, or The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

The nature of the company's business and the percentage affected

The extent that peer companies are recycling

The timetable prescribed by the proposal

The costs and methods of implementation

Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

The nature of the company's business and the percentage affected

The extent that peer companies are switching from fossil fuels to cleaner sources

The timetable and specific action prescribed by the proposal The costs of implementation





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The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Such resolutions should be evaluated in the context of:

The relevance of the issue to be linked to pay

The degree that social performance is already included in the company's pay structure and disclosed

The degree that social performance is used by peer companies in setting pay

Violations or complaints filed against the company relating to the particular social performance measure

Artificial limits sought by the proposal, such as freezing or capping executive pay

Independence of the compensation committee Current company pay levels.

Charitable/Political Contributions Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

The company is in compliance with laws governing corporate political activities, and

The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community.

In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:

There are serious controversies surrounding the company's China operations, and The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

The nature and amount of company business in that country The company's workplace code of conduct Proprietary and confidential information involved Company compliance with U.S. regulations on investing in the country Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:



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The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

Agreements with foreign suppliers to meet certain workplace standards

Whether company and vendor facilities are monitored and how

Company participation in fair labor organizations

Type of business

Proportion of business conducted overseas

Countries of operation with known human rights abuses

Whether the company has been recently involved in significant labor and human rights controversies or violations Peer company standards and practices

Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

The company does not operate in countries with significant human rights violations

The company has no recent human rights controversies or violations, or

The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

Company compliance with or violations of the Fair Employment Act of 1989

Company antidiscrimination policies that already exceed the legal requirements

The cost and feasibility of adopting all nine principles

The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

The potential for charges of reverse discrimination

The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

The level of the company's investment in Northern Ireland The number of company employees in Northern Ireland

The degree that industry peers have adopted the MacBride Principles Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets.

Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

Whether the company has in the past manufactured landmine components Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

What weapons classifications the proponent views as cluster bombs

Whether the company currently or in the past has manufactured cluster bombs or their components

The percentage of revenue derived from cluster bomb manufacture

Whether the company's peers have renounced future production Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Spaced-Based Weaponization

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Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

The information is already publicly available or The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company's efforts to diversify the board, unless:

The board composition is reasonably inclusive in relation to companies of similar size and business or

The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

The degree of board diversity

Comparison with peer companies Established process for improving board diversity

Existence of independent nominating committee

Use of outside search firm

History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply: company.

Glass Ceiling

Generally vote FOR reports outlining the company's progress towards the

Glass Ceiling Commission's business recommendations, unless:

The composition of senior management and the board is fairly inclusive

The company has well-documented programs addressing diversity initiatives and leadership development

The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

Whether the company's EEO policy is already in compliance with federal, state and local laws

Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

The industry norm for including sexual orientation in EEO statements

Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners.

Benefit decisions should be left to the discretion of the company.

10. Mutual Fund Proxies Election of Directors Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

Board structure Director independence and qualifications

Attendance at board and committee meetings. Votes should be withheld from directors who:

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences.

Valid reasons include illness or absence due to company business.

Participation via telephone is acceptable.

In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

Ignore a shareholder proposal that is approved by a majority of shares outstanding

Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years Are interested directors and sit on the audit or nominating committee, or

Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Convert Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

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Past performance as a closed end fund

Market in which the fund invests

Measures taken by the board to address the discount

Past shareholder activism, board activity

Votes on related proposals.

Proxy Contests

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

Past performance relative to its peers

Market in which fund invests Measures taken by the board to address the issues

Strategy of the incumbents versus the dissidents

Independence of directors

Experience and skills of director candidates

Governance profile of the company

Evidence of management entrenchment Investment

Advisory Agreements Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

Proposed and current fee schedules

Fund category/investment objective

Performance benchmarks

Share price performance compared to peers

Resulting fees relative to peers

Assignments (where the advisor undergoes a change in control)

Approve New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

Stated specific financing purpose

Possible dilution for common shares

Whether the shares can be used for antitakeover purposes. 1940 Act Policies

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

Potential competitiveness

Regulatory developments

Current and potential returns

Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental Restriction

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

The fund's target investments

The reasons given by the fund for the change

The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

Name Change Proposals

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

Political/economic changes in the target market

Consolidation in the target market

Current asset composition

Change in Fund's Subclassification

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

Potential competitiveness

Current and potential returns

Risk of concentration

Consolidation in target industry

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

Strategies employed to salvage the company

The fund's past performance

Terms of the liquidation.

Changes to the Charter Document

Votes on chances to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

The degree of change implied by the proposal

The efficiencies that could result

The state of incorporation

Regulatory standards and implications.

Vote AGAINST any of the following changes:

Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

Removal of shareholder approval requirement for amendments to the new declaration of trust

Removal of shareholder approval requirement to amend me fund's a management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund's Domicile

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

Regulations of both states

Required fundamental policies of both states

Increased flexibility available

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder
Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

Fees charged to comparably sized funds with similar objectives

The proposed distributor's reputation and past performance

The competitiveness of the fund in the industry

Terms of the agreement

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

Resulting fee structure

Performance of both funds

Continuity of management personnel

Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement

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Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement. Shareholder

Proposals to Reimburse Proxy Solicitation Expenses Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Advisor Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:
Performance of the fund's NAV The fund's history of shareholder relations The performance of other funds under the advisor's management.







ITEM 8.  [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

         (A) AS OF A DATE WITHIN 90 DAYS FROM THE FILING DATE OF THIS REPORT, THE PRINCIPAL EXECUTIVE OFFICER AND THE PRINCIPAL FINANCIAL OFFICER CONCLUDED THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES (AS DEFINED IN RULE 30A-3(C) UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "ACT")) WERE EFFECTIVE BASED ON THEIR EVALUATION OF THE DISCLOSURE CONTROLS AND PROCEDURES REQUIRED BY RULE 30A-3(B) UNDER THE ACT AND RULES 13A-15(B) OR 15D-15(B) UNDER THE SECURITIES AND EXCHANGE ACT OF 1934.

         (B) THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING (AS DEFINED IN RULE 30A-3(D) UNDER THE ACT) THAT OCCURRED DURING THE REGISTRANT'S SECOND FISCAL HALF-YEAR THAT HAVE MATERIALLY AFFECTED, OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 10. EXHIBITS.

         File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

              (a)(1) The registrant's code of ethics is an exhibit to this report.

              (a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

              (b)The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.
                                   SIGNATURES

                           [See General Instruction F]

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CORNERSTONE TOTAL RETURN FUND, INC.

By (Signature and Title)*  /S/ RALPH W. BRADSHAW
                         ----------------------------
                           RALPH W. BRADSHAW,
                           CHAIRMAN AND PRESIDENT (PRINCIPAL EXECUTIVE OFFICER)

Date: March 8, 2004

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /S/ RALPH W. BRADSHAW
                         -----------------------
                            RALPH W. BRADSHAW
                           CHAIRMAN AND PRESIDENT (PRINCIPAL EXECUTIVE OFFICER)

Date: March 8, 2004

By (Signature and Title)*  /S/ GARY A. BENTZ
                           --------------------
                           GARY A. BENTZ
                           PRINCIPAL FINANCIAL OFFICER

Date: March 8, 2004


* Print the name and title of each signing officer under his or her signature.







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